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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 5, 1998 (April 30, 1998)


                                ----------------


                        GRANITE BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19728                 13-3458782
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)


                          767 Third Avenue, 34th Floor
                            New York, New York 10017
                                 (212) 826-2530



(Address, including zip code, and telephone number, including area code of registrant's principal executive offices)




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                    Item 1. Changes in Control of Registrant
                                 --------------
                                 Not Applicable

                          Item 2. Acquisition of Assets
                                 --------------
                                 Not Applicable

                       Item 3. Bankruptcy or Receivership
                                 --------------
                                 Not Applicable

             Item 4. Changes in Registrant's Certifying Accountants
                                 --------------
                                 Not Applicable

                              Item 5. Other Events
                                 --------------
         On April 30, 1998, Granite Broadcasting Corporation ("Granite")
announced that it intends to commence a private offering of $150 million of a new issue of Senior Subordinated Notes due 2008. The proceeds of the offering will be used to repay outstanding borrowings under the Company's credit facility and for general working capital purposes. A copy of the press release issued by Granite on April 30, 1998 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

                  Item 6. Resignation of Registrant's Directors
                                 --------------
                                 Not Applicable

                    Item 7. Financial Statements and Exhibits
                                 --------------
         C. Exhibits.

            99.1 Press Release, dated April 30, 1998.


                        Item 8. Change in Financial Year
                                 --------------
                                 Not Applicable

           Item 9. Sales of Equity Securities Pursuant to Regulation S
                                 --------------
                                 Not Applicable


                                       2
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               GRANITE BROADCASTING CORPORATION




Dated:  May 5, 1998            By:  /s/ Ellen McClain
                                 ------------------------------------------
                               Name: Ellen McClain
                               Its:  Vice President - Corporate Development
                                     and Treasurer


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                                  EXHIBIT INDEX


               99.1  Press Release, dated April 30, 1998.